Supplement dated May 04, 2012 to the following:

MultiOption(r) Achiever Variable Annuity
MultiOption(r) Classic Variable Annuity


The Invesco V.I. Capital Appreciation Fund effective April
27, 2012, Series II Shares sub-account is closed to purchase payments and transfers.

Effective on April 30, 2012, the Invesco Van Kampen V.I. American Franchise Fund ? Series II Shares is added to the above-listed products, and Invesco V.I. Capital Appreciation Fund ? Series II Shares sub-account merged into the Invesco Van Kampen V.I. American Franchise Fund ? Series II Shares sub-account.
























Please retain this supplement for future reference.
F76947 5-2012